UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event		January 21, 2011
Reported):

Online Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4795 Meadow Wood Lane, Chantilly, Virginia		20151
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		703-653-3100

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 21, 2011, Online Resources Corporation issued a press release announcing that it was evaluating unsolicited expressions of interest in potential business combinations that it has received from third parties against its long-term strategic growth plan. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8 K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation

January 21, 2011	By:	/s/ Catherine A. Graham
		Name:	Catherine A. Graham
		Title:	Executive Vice President, Chief
Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 21, 2011